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                                                                    EXHIBIT 99.8

DEBTOR: DQSC PROPERTY CO.                           CASE NUMBER:  01-10965 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that DQSC Property Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.



/s/ NICHOLAS J. DAVISON
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance